September 2, 1998



CONDUCTUS, INC.
969 West Maude Avenue
Sunnyvale, California 94086
Attn:  Mr. Charles E. Shalvoy, President and Chief Executive Officer

Re: Conductus, Inc. Series B Private Placement

Dear Mr. Shalvoy:

     In connection with that certain Letter Agreement dated March 24, 1998 by and among Conductus, Inc. (the "Company") and Sutro & Co. Incorporated (the "Agreement"), we hereby agree to waive the payment by the Company to us of one-half of any cash placement fee owed to us pursuant to Paragraph 3(a) that arises out of the sale of the Securities (as such term is defined in the Agreement) to investors identified to the Company by Davenport and PMG.

                                          Very truly yours,

                                          Sutro & Co. Incorporated



                                          By: /s/ John Morris
                                              ---------------------------------
                                              John Morris
                                              Managing Director
Accepted and Agreed to
as of the date written above:

CONDUCTUS, INC.



By: /s/ Charles E. Shalvoy
    -------------------------------------
    Charles E. Shalvoy
    President and Chief Executive Officer